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                                                  EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation of our report, dated September 12, 1997, relating to the consolidated financial statements of Central Engineering Company and subsidiaries, included in this Form 8-K, in the previously filed Registration Statement of Cade Industries, Inc., on Form S-8, No. 333-0333.


                                               /s/ McGladrey & Pullen, LLP
                                                   McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
November 13, 1997